UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 9, 2006

Date of Report (Date of earliest event reported)
EMDEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     With respect to the fiscal year ended December 31, 2005, the Compensation Committee of the Board of Directors of Emdeon Corporation has approved the following bonuses to be paid by Emdeon to the persons listed below, each of whom is expected to be a Named Executive Officer for purposes of Emdeon’s Annual Report on Form 10-K for that fiscal year:

Named
Executive Officer	Title	Bonus
Kevin C. Cameron	Chief Executive Officer of Emdeon	$450,000

Andrew C. Corbin	Chief Executive Officer, Emdeon Practice Services; and Chief Financial Officer of Emdeon	$375,000

Charles A. Mele	Executive Vice President, General Counsel & Secretary of Emdeon	$325,000

Martin J. Wygod	Chairman of the Board of Emdeon	$450,000
The above amounts were determined by the Compensation Committee of the Emdeon Board, in its discretion.
     With respect to the fiscal year ended December 31, 2005, the Compensation Committee of the Board of Directors of WebMD Health Corp. (which we refer to as WHC), has approved the following bonuses to be paid by WHC to the persons listed below, each of whom is expected to be a Named Executive Officer for purposes of WHC’s Annual Report on Form 10-K for that fiscal year:

Named
Executive Officer	Title	Bonus
Wayne T. Gattinella	Chief Executive Officer of WHC	$280,000

Nan-Kirsten Forte	Executive Vice President—Consumer Services of WHC	$95,000

David Gang	Executive Vice President—Product and Programming and Chief Technology Officer of WHC	$421,000

Anthony Vuolo	Executive Vice President and Chief Financial Officer of WHC	$240,000
The above amounts were determined by the Compensation Committee of the WHC Board, in its discretion.
     Emdeon owns approximately 85.8% of the outstanding common stock of WHC. Messrs. Gang, Gattinella and Wygod are each expected to be a “Named Executive Officer” for purposes of both Emdeon’s and WebMD’s Annual Reports on Form 10-K for the fiscal year ended December 31, 2005.

* * * *
     WebMD, Inc., a subsidiary of WHC, and David Gang, Executive Vice President — Product and Programming and Chief Technology Officer of WHC, have entered into a letter agreement, dated as of March 9, 2006, amending the employment agreement between them dated as of April 28, 2005, as previously amended as of July 13, 2005 (the “Existing Agreement”). A copy of the letter agreement is being incorporated by reference, from a Current Report on Form 8-K filed by WHC today (the “WHC Current Report”), as Exhibit 10.1 to this Current Report. In addition, to the extent required by Item 1.01 of Form 8-K, the following are incorporated by reference into this Item 1.01 pursuant to General Instruction B.3 of Form 8-K:
•	the description of the letter agreement contained in the WHC Current Report;

•	the description of the Existing Agreement under the heading “Management — Executive Compensation — Compensation Arrangements with Named Executive Officers — Arrangements with David Gang” in the Prospectus that WHC filed on September 28, 2005.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
     The following exhibit is filed herewith:

10.1	Letter Agreement, dated as of March 9, 2006, between WebMD, Inc. and David Gang (incorporated by reference from Exhibit 10.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on March 15, 2006)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMDEON CORPORATION
Dated: March 15, 2006	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

10.1
Letter Agreement, dated as of March 9, 2006, between WebMD, Inc. and David Gang (incorporated by reference from Exhibit 10.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on March 15, 2006)

5